EXHIBIT: 10.4

Settlement of 9% Convertible Subordinate Debenture due 2011, dated June 1, 2006

ATSI Communications, Inc. (“ATSI) executed a 9% Convertible Subordinate Debenture dated June 1, 2006 (“Debenture”) in the Principal Amount of $113,568. As of October 20, 2008 the parties have agreed to settle the remaining balance due as follows:

BANKCORP OF RANTOUL
PAYOFF			CONVERSION	COMMON
PRINCIPAL	INTEREST	TOTAL	PRICE	SHARES
$45,427	$1,579	$47,007	$0.27	174,098

ATSI is not and has not been in default of the payment terms of the Debenture.

Now comes Bancorp of Rantoul (“Bancorp”) and represents it remains the holder of such Debenture and agrees that it will fully discharge the Debenture.

Signed this 20th day of October, 2008.

Bancorp of Rantoul

By	/s/ Dennis Long

It’s Authorized Representative

Settlement of 9% Convertible Subordinate Debenture due 2011, dated June 1, 2006

ATSI Communications, Inc. (“ATSI) executed a 9% Convertible Subordinate Debenture dated June 1, 2006 (“Debenture”) in the Principal Amount of $113,568. As of October 20, 2008 the parties have agreed to settle the remaining balance due as follows:

THOMAS BRYAN
PAYOFF			CONVERSION	COMMON
PRINCIPAL	INTEREST	TOTAL	PRICE	SHARES
$45,427	$1,579	$47,007	$0.27	174,098

ATSI is not and has not been in default of the payment terms of the Debenture.

Now comes Thomas Bryan (“T. Bryan”) and represents it remains the holder of such Debenture and agrees that it will fully discharge the Debenture.

Signed this 20th day of October, 2008.

Thomas Bryan

By	/s/ Thomas Bryan

It’s Authorized Representative

Settlement of 9% Convertible Subordinate Debenture due 2011, dated June 1, 2006

ATSI Communications, Inc. (“ATSI) executed a 9% Convertible Subordinate Debenture dated June 1, 2006 (“Debenture”) in the Principal Amount of $113,568. As of October 20, 2008 the parties have agreed to settle the remaining balance due as follows:

DENNIS LONG
PAYOFF			CONVERSION	COMMON
PRINCIPAL	INTEREST	TOTAL	PRICE	SHARES
$45,427	$1,579	$47,007	$0.27	174,098

ATSI is not and has not been in default of the payment terms of the Debenture.

Now comes Dennis Long (“D. Long”) and represents it remains the holder of such Debenture and agrees that it will fully discharge the Debenture.

Signed this 20th day of October, 2008.

Dennis Long

By	/s/ Dennis Long

It’s Authorized Representative

Settlement of 9% Convertible Subordinate Debenture due 2011, dated June 1, 2006

ATSI Communications, Inc. (“ATSI) executed a 9% Convertible Subordinate Debenture dated June 1, 2006 (“Debenture”) in the Principal Amount of $75,296. As of October 20, 2008 the parties have agreed to settle the remaining balance due as follows:

STEVEN COMBEST
PAYOFF			CONVERSION	COMMON
PRINCIPAL	INTEREST	TOTAL	PRICE	SHARES
$30,118	$1,047	$31,166	$0.27	115,428

ATSI is not and has not been in default of the payment terms of the Debenture.

Now comes Steven Combest (“S. Combest”) and represents it remains the holder of such Debenture and agrees that it will fully discharge the Debenture.

Signed this 20th day of October, 2008.

Steven Combest

By	/s/ Steven Combest

It’s Authorized Representative